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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                    ----------------------------------------



                                    FORM 8-K



                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) August 7, 1998
                                                         ------------------



                 NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION
              -----------------------------------------------------
         (Exact name of small business issuer as specified in its charter)



        Nevada                       0-25344                     25-1741216
        ------                       -------                     ----------
(State or other juris-           (Commission file            (I.R.S. Employer
diction of organization)              number)                Identification No.)



     1315 Greg Street, Suite 103, Sparks, Nevada                     89431
     -------------------------------------------                   ----------
       (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (702) 356-2315
                                                           --------------

                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)







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         Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
                  -------------------------------------

         On August 7, 1998, the Registrant entered into an Asset Purchase Agreement and other agreements with Jorge Perez, Sr., Jorge Perez, Jr. and Advanced Physician Billing Inc., a Florida corporation (collectively, the "Agreements"). Pursuant to the transaction, the Registrant acquired the assets and business operations of certain medical billing businesses effective July 1, 1998. The purchase price for the assets and business operations was $1,725,000, consisting of $75,000 in cash and $1,649,000 in form of a 7% promissory note due on or before July 1, 2003 (the "Maturity Date"). Under the terms of the Agreements, the purchase price may be subject to adjustment if the net income of the Miami office of Advanced Physician Billing Inc. during the twelve-month period preceding the Maturity Date exceeds certain levels. In addition, Advanced Physician Billing Inc. received a cash advance of $400,000 against the purchase price in the form of a 7% promissory note, which is due on the Maturity Date. The Agreements include customary representations and warranties, indemnifications and covenants, including five-year non-competition agreements; a five-year buy-back agreement; and five-year employment contracts.

         The description contained herein of the acquisition is qualified in its entirety by reference to the Agreements, dated as of July 1, 1998, by and among the Registrant, Jorge Perez, Sr., Jorge Perez, Jr. and Advanced Physician Billing Inc., which are attached hereto as exhibits and are incorporated herein by reference.


         Item 7.  Financial Statements and Exhibits.
                  ----------------------------------

                        (a)      Financial Statements.
                                 ---------------------

                        As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this
                        Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than 60 days after August 22, 1998.

                        (b)      Pro Forma Financial Information.
                                 --------------------------------

                        As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial required by this
                        Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than 60 days after August 22, 1998.

                        (c)      Exhibits
                                 ---------

                        10.1 Form of Asset Purchase Agreement dated as of July 1, 1998 by and between Jorge Perez, Sr., Jorge Perez, Jr., Advanced Physician Billing Inc. and National Medical Financial Services Corporation.

                        10.2 Form of Employment Agreement dated July 1, 1998 by and between Jorge Perez, Sr. and National Medical Financial Services Corporation.

                        10.3 Form of Employment Agreement dated July 1, 1998 by and between Jorge Perez, Jr. and National Medical Financial Services Corporation.


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                        10.4     Form of Employment Agreement dated July 1,
                                 1998 by and between Ricardo Perez and
                                 National Medical Financial Services
                                 Corporation.

                        10.5 Form of Buy-Back Agreement dated July 1, 1998 by and between Advance Physician Billing Inc. and National Medical Financial Services Corporation.

                        10.6 Form of Noncompetition Agreement dated July 1, 1998 by and between Jorge Perez, Sr.,
                                 Advanced Physician Billing Inc., and
                                 National Medical Financial Services
                                 Corporation.

                        10.7 Form of Noncompetition Agreement dated July 1, 1998 by and between Jorge Perez, Jr.,
                                 Advanced Physician Billing Inc., and
                                 National Medical Financial Services
                                 Corporation.

                        10.8 Form of Promissory Note of National Medical Financial Services Corporation dated July 1, 1998 by and between Advanced Physician Billing Inc. and National Medical Financial Services Corporation.

                        10.9     Form of Promissory Note of Advanced
                                 Physician Billing Inc. dated July 1, 1998 by and between Advanced Physician Billing Inc. and National Medical Financial Services Corporation.

                        10.10 Form of Lease Agreement dated July 1, 1998 by and between The RADS Group, Inc. and National Medical Financial Services Corporation.


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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION
                                 -----------------------------------------------
                                                 (Registrant)


Date:  August 20, 1998           By:   /s/  Robert W. Horner, Jr.
                                    ---------------------------------------
                                    Robert W. Horner, Jr., Vice President,
                                     Chief Financial Officer, Secretary
                                     and Treasurer





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